CERTIFICATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

Clark D. Wagner, President and Principal Executive Officer, and Joseph I. Benedek, Treasurer and Principal Financial Officer, of First Investors Equity Funds (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350 as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to their knowledge:

1. The Registrant’s periodic report on Form N-CSR of First Investors Equity Funds for the year ended September 30, 2017, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2. The information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Clark D. Wagner	By:	/s/ Joseph I. Benedek
	Clark D. Wagner		Joseph I Benedek
	President and Principal Executive Officer,		Treasurer and Principal Financial Officer
	First Investors Equity Funds		First Investors Equity Funds

Dated:	November 28, 2017	Dated:	November 28, 2017